                                                                   Exhibit 10.40

                          LICENSE SYSTEM ADDENDUM NO. 1

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                              OKI DATA CORPORATION

                                       and

                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

                         LICENSED SYSTEM ADDENDUM NO. 1
                       EFFECTIVE AS OF _________________
                                     TO THE
                       MASTER TECHNOLOGY LICENSE AGREEMENT
                                     BETWEEN
                              OKI DATA CORPORATION
                                       AND
                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.

                         NAME OF AUTHORIZED OKI DEVICES:
                         Roman:    Okipagel4i
                         Kanji:    MICROLINE660PS

This Addendum sets forth the Authorized OKI Device and additional and different terms and conditions particular to the Authorized OKI Devices described below and shall be incorporated by reference into the Master Technology License Agreement effective as of October 15, 1999, (the "MTLA") between Oki Data Corporation ("OKI") and Peerless Systems Imaging Products, Inc. ("PSIP"). Such different or additional terms are applicable only to the Authorized OKI Devices described below and in no way alter the terms and conditions applicable to other Authorized OKI Devices incorporated into the MTLA by addition of an Addendum. All the terms used in this Addendum shall retain the same meaning as defined in the MTLA and such definitions are incorporated herein by reference.

A. Authorized OKI Device:

(1) Software:

Revised Object (as defined in the MTLA) which is derived from the Adobe Camelot Reference Port licensed from Adobe.

The Software also includes the Adobe Type Connection Technology which allows Adobe PostScript interpreters to synthesize replacement fonts from substitution fonts for a predetermined set of fonts that are otherwise not resident in the Authorized OKI Device.

(2) Font Programs:

For a further description of the Authorized OKI Device features, see Schedule 1, Authorized OKI Device Functional Specification Summary, attached hereto.

B. Media for the Software as Distributed by OKI:

The Software will be distributed on OTP ROM or mask ROM

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June 23, 2000                    Page 1 of 12                 OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

C. QA Certification Schedule

---------------------------------------------------------------------------------------------------------------------
Milestone Description                                                                    Schedule
---------------------------------------------------------------------------------------------------------------------
(1)    OKI notifies PSIP of expected date for submission of the Final Release to PSIP    *
       QA.
---------------------------------------------------------------------------------------------------------------------
(2)    OKI provides to PSIP hard copy output, check list, test log and analysis          *
       of error(s) from the Adobe Certification Test Suite
       demonstrating that the Final Release has passed, the PPD file and two (2)
       production units (each consisting of a production level controller and production level engine) for Final Release testing.

---------------------------------------------------------------------------------------------------------------------
(3)    OKI provides to PSIP the Final Release (one set of Revised Object ROMs,           *
       including the Font Programs listed in Section G ("Roman Coded Font Programs")
       and Section H ("Font Programs for Japanese Typefaces"), for each of the two (2)
       production units of Okipage 14i and MICROLINE660PS, the final 2017 Addendum specified in Section J ("Documentation") below and the PPD File.

---------------------------------------------------------------------------------------------------------------------
(4)    PSIP reviews OKI's hard copy output for approval, completes Final Release         *
       testing and reports all found problems to OKI, and provides to OKI.

---------------------------------------------------------------------------------------------------------------------
(5)    PSIP determines acceptance of the Revised Object ("Software") as specified in     *
       the MTLA and obtain certification from Adobe for all of the Authorized OKI
       Devices described in this Licensed System Addendum No. 1.

---------------------------------------------------------------------------------------------------------------------

Adobe Certification. Following completion of testing and delivery to Adobe of the test results, Adobe shall have * (*) business days following to determine from its review of such test results whether the Authorized OKI Device (a) conforms to the applicable Adobe Certification Test Suite and any other tests or procedures specified in the test plan, and (b) produces output meeting Adobe's quality standards, as reasonably determined by Adobe from time to time.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
June 23, 2000                    Page 2 of 12                  OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

Thereupon Adobe shall notify PSIP in writing either that Adobe certifies the Authorized OKI Device or has elected to submit the Authorized OKI Device to further testing and certification before it can be approved for First Commercial Shipment of a Licensed System.

In the event Adobe has to run a fall Quality Assurance testing cycle, OKI shall supply Adobe with all of the necessary Loaned Equipment, maintenance services and consumables required by Adobe to conduct such certification testing, including the applicable Revised Object and any updated versions thereof in a timely manner as the updated versions become available.

Upon Adobe's determining that the Authorized OKI Device does not conform to the Adobe Certification Test Suite and any other tests or procedures specified in the test plan, or that the test output fails to meet Adobe's quality standards, Adobe shall provide to OKI a report identifying the failure. OKI shall use reasonable efforts to promptly correct any nonconformity and resubmit the Authorized OKI Device for re-testing. This process shall continue until Adobe certifies the Authorized OKI Device. The test procedures described above are free of charge to OKI. In the event that OKI requested that the Authorized OKI Device be submitted to Adobe prior to PSIP's assessment of successful certification, OKI shall be subject to all Adobe fees in addition to the charges for such services agreed upon between OKI and PSIP.

OKI Notification. PSIP shall notify OKI when the Adobe Certification Test Suite is successfully completed.

D. Definition of Development Schedule Terms:
Bug Score

(1) Final Release: For submission to PSIP QA for final certification testing in accordance with Section 2.2.3 (d) PSIP Testing and Adobe Certification test of the MTLA. OKI shall ensure that the Final Release version of the Revised Object passes all tests in the Adobe Certification Test Suite prior to submission to PSIP. The Final Release shall have a Bug Score (as defined below) of *.

(2) Bug Score: The Bug Score of a given release at any given time is calculated according to the following formula:

                                        n

                                      ---
                                      ---(Bi)2

                                      i = 1

Where B i = the severity of the ith open bug and n = the total number of open bugs.

(3)  Severity: Severities of product bugs are defined as follows:

**** less than or equal to

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
June 23, 2000                        Page 3 of 12              OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

Severity 4:    A bug that materially impairs functionality and for which there is no workaround. Most severe; must be fixed.

Severity 3:    A bug that materially impairs functionality and for which there is no easy or convenient workaround. Fairly severe; must be fixed.

Severity 2:    A bug that has relatively low End User impact and for which a convenient workaround exists. Should be fixed in a subsequent release, if any.

Severity 1:    A minor bug or cosmetic problem.  No need to fix.

Severity 0:    A specification change or request for an enhancement.

E. Loaned Equipment:
OKI will supply PSIP with two (2) production units of the Authorized OKI Device as specified in Section C above (QA Certification Schedule) including Revised Object for Final Release testing. OKI will ensure that such Loaned Equipment is maintained in functional working order at all times.

F. Applicable Royalties :
Royalty for Authorized OKI Device, Font Programs described herein shall apply to all Authorized OKI Devices, Font Programs sold, leased or otherwise disposed of by OKI or Affiliates to distributors, OEM Remarketer Customers or End Users.

Subject to Article 12.1 (Reporting) of the MTLA and payment terms as defined herein, hereto, within * after the end of calendar quarter, OKI shall report total quantity of the Authorized OKI Devices distributed by or on behalf of OKI or its Affiliates. OKI shall pay Per Unit License Fee for each Authorized OKI Device pursuant to the payment provisions set out in Schedule 2 to Addendum no. 1.

OKI shall be entitled to deduct from earned royalties which become due and payable pursuant to this paragraph such amounts as OKI is required to withhold therefrom pursuant to the applicable tax provisions of U.S.A. and Japan for the payment for PSIP account, of applicable U.S. income tax therefor, provided, however, that OKI will furnish PSIP with appropriate documentation evidencing the payment of such taxes.

(1) Basis for Payments Hereunder.

(a) Currency

All royalty due to PSIP shall be paid in U.S. dollars.

(b) Exchange Rate Calculation for Royalties.

The exchange rate used to convert these Japanese List Prices into U.S. dollars for the purpose of payment by OKI of royalties due hereunder shall be the average of the mean telegraphic transfer rates quoted by the head office of Tokyo Mitsubishi Bank at the close of banking on each of the first and last bank business days of the relevant quarterly accounting period.

(c) List Price

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
June 23, 2000                         Page 4 of 12             OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

All List Prices, as defined below, shall be established by OKI or Affiliates in good faith, and shall be exclusive of amounts received for taxes, interest, non-warranty maintenance and installation charges, insurance, shipping and handling costs. The foregoing shall not be construed as fixing any sales price.

(i) List Price for Kanji Authorized OKI Device. The List Price for Kanji Authorized OKI Device shall mean OKI's published list price in Japanese yen for quantity one (1) of each model of Authorized OKI Device with Minimum Configuration distributed to End Users in Japan.

(ii) List Price for Roman Authorized OKI Device The List Price for Roman Authorized OKI Device shall mean OKI or Affiliates published list price in U.S. dollars for quantity one (1) of each model of Authorized OKI Device with Minimum Configuration distributed to End Users in U.S. The List Price for Roman Authorized OKI Device shall apply for the purpose of royalty calculations for distribution of all Authorized OKI Devices worldwide other than Japan.

(iii) In the event that the Roman Authorized OKI Device is not distributed in the United States, then the published List Price of the Roman Authorized OKI Device in a country other than the U.S. maybe used upon mutual agreement between the parties.

(2) Minimum Configuration.

Minimum Configuration refers to a Authorized OKI Device that contains all of the essential components required to supply the End User with the minimum level of functionality specified for the applicable Authorized OKI Device.

For the purpose of royalty calculations to be made hereunder, the Minimum Configuration of the Authorized OKI Device is defined as follows:

(a) Okipage 14i
* ("Roman Coded Font Programs") below.

(b) MICROLINE660PS
* and the Font Programs listed in Section H ("Font Programs for Japanese Typefaces")Roman Coded Font Programs") below.

(3) Royalties

For each Authorized OKI Device described in this Addendum No. 2 which is sold, leased or otherwise disposed of or used by OKI or its Affiliates, the pricing table as defined in Schedule 2 shall apply.

G. Roman Coded Font Programs:
Extend Roman Font Program Set

PSIP will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and ISO 8859-2: 1987, Latin alphabet No. 2, and symbol characters where appropriate, for the Extended Roman Font Program Set specified in Exhibit B to Attachment #1 to MTLA ("Extended Roman Font Program Set").

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
June 23, 2000                     Page 5 of 12                 OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

          Identifying
          -----------
          Trademark                 Typeface                             Trademark Owner
          ---------                 --------                             ---------------
1.    Courier                                                   (Public Domain)
2.    Courier                     Oblique                       (Public Domain)
3.    Courier                     Bold                          (Public Domain)
4.    Courier                     Bold Oblique                  (Public Domain)
5.    Helvetica                                                 Linotype-Hell AG and/or its subsidiaries
6.    Helvetica                   Oblique                       Linotype-Hell AG and/or its subsidiaries
7.    Helvetica                   Bold                          Linotype-Hell AG and/or its subsidiaries
8.    Helvetica                   Bold Oblique                  Linotype-Hell AG and/or its subsidiaries
9.    Helvetica                   Narrow                        Linotype-Hell AG and/or its subsidiaries
10.   Helvetica                   Narrow Oblique                Linotype-Hell AG and/or its subsidiaries
11.   Helvetica                   Narrow Bold                   Linotype-Hell AG and/or its subsidiaries
12.   Helvetica                   Narrow Bold Oblique           Linotype-Hell AG and/or its subsidiaries
13.   Symbol                                                    (Public Domain)
14.   Times                       Roman                         Linotype-Hell AG and/or its subsidiaries
15.   Times                       Italic                        Linotype-Hell AG and/or its subsidiaries
16.   Times                       Bold                          Linotype-Hell AG and/or its subsidiaries
17.   Times                       Bold Italic                   Linotype-Hell AG and/or its subsidiaries
18.   ITC AvantGarde Gothic       Book                          International Typeface Corporation
19.   ITC AvantGarde Gothic       Book Oblique                  International Typeface Corporation
20.   ITC AvantGarde Gothic       Demi                          International Typeface Corporation
21.   ITC AvantGarde Gothic       Demi Oblique                  International Typeface Corporation
22.   ITC Bookman                 Light                         International Typeface Corporation
23.   ITC Bookman                 Light Italic                  International Typeface Corporation
24.   ITC Bookman                 Demi                          International Typeface Corporation
25.   ITC Bookman                 Demi Italic                   International Typeface Corporation
26.   New Century Schoolbook      Roman                         Linotype-Hell AG and/or its subsidiaries
27.   New Century Schoolbook      Italic                        Linotype-Hell AG and/or its subsidiaries
28.   New Century Schoolbook      Bold                          Linotype-Hell AG and/or its subsidiaries
29.   New Century Schoolbook      Bold Italic                   Linotype-Hell AG and/or its subsidiaries
30.   Palatino                    Roman                         Linotype-Hell AG and/or its subsidiaries
31.   Palatino                    Italic                        Linotype-Hell AG and/or its subsidiaries
32.   Palatino                    Bold                          Linotype-Hell AG and/or its subsidiaries

--------------------------------------------------------------------------------
June 23, 2000                       Page 6 of 12               OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

         Identifying
         -----------
         Trademark                 Typeface                             Trademark Owner
         ---------                 --------                             ---------------
33.  Palatino                  Bold Italic                   Linotype-Hell AG and/or its subsidiaries
34.  ITC ZapfChancery          Medium Italic                 International Typeface Corporation
35.  ITC ZapfDingbats                                        International Typeface Corporation

H. Font Programs for Japanese Typefaces:

Heisei Japanese Typefaces: PSIP will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japan1-2 Character Collection for CID-Keyed Fonts), dated December 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific.

Identifying
-----------
Trademark                Character Collection       Trademark Owner
---------                --------------------       ---------------
HeiseiMin-W3             Adobe-Japan 1-2            Japan Standards Association
                                                    Font Design Center
HeiseiKakuGo-W5          Adobe-Japan 1-2            Japan Standards Association
                                                    Font Design Center

I. Training:
None.

J. Documentation:
PostScript Language Addendum prepared by OKI, describing the features specific to the Authorized OKI Device and the means of accessing those features via the PostScript language.

K. Designated Persons:
(1) Technically qualified OKI person to respond to information requested by
    PSIP:

                  Mr. Osamu Asada
                  General Manager, 9/th/. Engineering Development
                  Oki Dara Corporation
                  3-1 Futaba-cho, Takasaki-shi,
                  Gunma 370-8585, Japan
                  Tel:  +81-27-328-6359
                  Fax:  +81-27-328-6393

(2) Technically qualified PSIP person to respond to information requested by
    OKI:

                           Mr. Ivan Tang
                  -------------------------------------

                  Peerless Systems Imaging Products Inc.
                  20415 72nd Ave. S., Suite 400
                  Kent, WA 98032 USA

--------------------------------------------------------------------------------
June 23, 2000                    Page 7 of 12                  OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

               Tel:  +1-253-395-8890 ex. 42
               Fax:  +1-253-395-8896

L. ADDITIONAL LICENSE GRANTED.
Object License. Subject to the provisions of the MTLA and this LSA #1 as well as the payment of all applicable License Fees for the term of such license, PSIP hereby grants to OKI the license provided for in Section 2.2 of the MTLA:

M. TERM AND TERMINATION. The term of this LSA #1 shall be coextensive with the term of the Object Code License granted under the MTLA.

N. INDEMNIFICATION. OKI shall have the right, subject to the MTLA and this LSA#1, to control its development, manufacturing and marketing efforts. Accordingly, OKI shall, except to the extent that PSIP has indemnified OKI pursuant to the MTLA, defend itself against and from any and all losses or damages (including without limitation attorneys' fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the OKI's development, manufacturing and marketing of the Authorized OKI Device and indemnify and hold harmless PSIP pursuant to the MTLA.

O. PROPRIETARY RIGHTS AND CONFIDENTIALITY

a) Rights not expressly granted to the OKI hereunder are reserved by the PSIP. The right to manufacture and distribute such modified code (i.e., a Derivative
Work) other than for the Authorized OKI Device requires a separate Licensed System Addendum.

b) Without limiting any of OKI's obligations of confidentiality imposed pursuant to the MTLA, OKI shall (i) specifically require any employee and contractor of OKI to execute OKI's standard confidentiality and non-disclosure agreement(s) content of such agreement to be subject to PSIP's approval, which shall not be unreasonably withheld; (ii) notify PSIP promptly and in writing of any circumstances of which OKI has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PSIP to take, at OKI's expense but under PSIP's control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by an person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by OKI of the MTLA or this LSA#1.

d) Any breach by OKI of any of its obligations under this Section P shall be considered to be Default of the provisions of the MTLA.

P. AUDIT RIGHTS. PSIP shall have the right, not more frequently than once per year upon one (1) business day's prior notice, to have one (1) of its employees walk through and inspect any Authorized OKI Facility to determine whether OKI employs adequate security procedures as required in MTLA. Such walking through and inspection shall be (i) during OKI's regular business hours, (ii) arranged so that, to the extent possible, OKI's regular business activities are minimally disrupted and (iii) under the terms of an appropriate confidentiality agreement executed by such an independent auditor.

--------------------------------------------------------------------------------
June 23, 2000                      Page 8 of 12                OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, OKI and PSIP have caused this Addendum No. 2 to be executed by their duly authorized representatives.

PSIP:                                             OKI:

PEERLESS SYSTEMS IMAGING PRODUCTS, INC.           OKI DATA CORPORATION

By: /s/ Gordon Hanson                             By: /s/ Jiro Tanuma
    -----------------------------                     ---------------------

Printed Name: Gordon Hanson                       Printed Name: Jiro Tanuma

Title: Vice President & General Manager           Title: Corporate Director,
                                                         Engineering

Date:                                             Date:

--------------------------------------------------------------------------------
June 23, 2000                       Page 9 of 12               OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

                          Schedule la to Addendum No. 1

             Authorized OKI Device Functional Specification Summary

                                       for

                              Roman :    Okipage14I
                              Kanji: MICROLINE660PS

1. Introduction

This is the functional specification for the Okipagel4i / MICROLINE660PS printers. This consists of a controller driving an Oki marking engine and Software to implement Adobe's PostScript 2 Software revised by OKI for Authorized OKI Device.

2. Authorized OKI Device Summary

Licensed System Summary
Controller Design          *
Controller CPU             *
ROM                        *
RAM                        *
Communication              *
Marking Engine             *
Resolution                 *
Marking engine speed       *
Paper Size                 *
Paper source               *
multi-feeder
Emulations                 *
Peripherals                *
Typeface                   *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
June 23, 2000                    Page 10 of 12                 OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP

OKI/PSIP LSA#1
--------------------------------------------------------------------------------

                          Schedule 2 to Addendum No. 1

                                  Pricing Table

                                       for

                              Roman:    Okipage14i
                                        Kanji: MICROLINE660PS

Basic Pricing Table

--------------------------------------------------------------------------------------------------------------
Device Type        Kanji Morisawa     Kanji Heisei       Roman Mono     Roman Color     Kanji Color Printers
                   Fonts (DTP)        Fonts (Business)   Printers       Printers
--------------------------------------------------------------------------------------------------------------
*                  List Price (LP)    LP X *%            $*             LP X *%         LP X *%
                   X *%
--------------------------------------------------------------------------------------------------------------
*                  $*/Morisawa Font   $*/Heisei Font     N/A            N/A             $*/Morisawa Font.
                                                                                        *
--------------------------------------------------------------------------------------------------------------
*                  *                  *                  *              *               *
--------------------------------------------------------------------------------------------------------------

Pricing Table for Authorized OKI devices under this Addendum no. 1.

---------------------------------------------------------------------------------------------------------------------
Authorized OKI device                 Device Type                       # of Morisawa fonts or Heisei fonts
---------------------------------------------------------------------------------------------------------------------
Okipage14i                            Roman Mono Printer                N/A
---------------------------------------------------------------------------------------------------------------------
MICROLINE660PS                        Kanji Heisei Font (Business)      Heisei fonts
                                      Printer
---------------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
June 23, 2000                      Page 11  of 12              OKI ___: PSIP ___

                         Licensed System Addendum no. 1
                     to Master Technology License Agreement
                              between OKI and PSIP